                                                                      EXHIBIT 99

                                          Kathleen S. Dvorak
                                          Sr. Vice President, Investor Relations
                                           and Financial Administration
                                                 or
                                          Eileen A. Kamerick
                                          Executive Vice President,
                                           Chief Financial Officer
                                          United Stationers Inc.
                                          (847)  699-5000

                                          FOR IMMEDIATE RELEASE

                         UNITED STATIONERS INC. REPORTS
             SECOND-QUARTER RESULTS AND ANNOUNCES PRELIMINARY STEPS
              TO FURTHER LEVERAGE CAPABILITIES AND REDUCE EXPENSES


          DES PLAINES, Ill., July 23, 2001 -- United Stationers Inc. (NASDAQ:
USTR) reported earnings per share of $0.65 for its second quarter ended June 30, 2001, equal to the second quarter of 2000 after excluding an extraordinary charge related to the early retirement of debt in 2000. Net income for the latest three months was $21.8 million, down from $22.8 million (excluding the extraordinary charge) in the same period last year. Net sales for the quarter reached $979 million, up 3.7% compared with sales of $944 million for the same three months in 2000.

          For the first six months of 2001, earnings per share were $1.28, compared with $1.34 in 2000 before the extraordinary charge. Net income for the first half was $43.5 million, compared with $46.7 million (excluding the extraordinary charge) for the same six months in 2000. Net sales for the first six months were $2.0 billion, up 5.1%, compared with sales of $1.9 billion in the same period last year.

          Capital expenditures for the first six months of 2001 were $19.1 million. For the full year, capital expenditures will be approximately $35 million, down from the $40 million that was previously announced.

OPERATING RESULTS AFFECTED BY THE ORDER PEOPLE

          Randall W. Larrimore, president and chief executive officer, said, "Although the business performed reasonably well during the second quarter given the difficult economic conditions and the expenses associated with THE ORDER PEOPLE, these results did not meet our long-term financial goals."

          "The primary difference in income from operations between the second quarters of 2001 and 2000 was a $5.6 million loss for THE ORDER PEOPLE in the current quarter, compared with a $1.8 million loss in the prior year. Excluding the losses of THE ORDER PEOPLE in both quarters, operating margin declined slightly to 4.9% in the latest quarter, compared with 5.1% a year ago. Net income benefited during the current quarter from a $2.4 million pre-tax gain related to the sale of a distribution center," Larrimore continued.

          "While we are absolutely committed to the third-party fulfillment business, the revenue cycle is much longer than we anticipated. This was a major factor in THE ORDER PEOPLE'S disappointing financial performance. We can no longer incur these losses. As a result, in the third quarter, we will be taking the necessary steps to significantly reduce THE ORDER PEOPLE'S expenses -- without compromising the excellent service we offer to current and future clients," added Larrimore.

                                     -more-


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United Stationers Inc. Reports Second-Quarter
Results and Announces Preliminary Steps to
Further Leverage Capabilities and Reduce Expenses
Page two of four

BUILDING A LEANER AND MORE EFFICIENT ORGANIZATION

          "We are not limiting our cost-cutting measures to THE ORDER PEOPLE," said Larrimore. "Uncertain economic times require us to re-evaluate the efficiency of our overall distribution infrastructure and to build a leaner and more efficient organization. As a result, the company intends to streamline its entire organization to better leverage its strengths across all operating platforms. Management teams have been established to spearhead these initiatives. We firmly believe that a lower cost structure will provide a sustainable competitive advantage and position us to accelerate our profitability when the economy improves."

          "While the economy certainly is beyond our control, we believe that our cost-reduction efforts will enhance United's ability to attain its long-term earnings growth commitment of 15%," Larrimore concluded.

CONFERENCE CALL

          United Stationers will host a conference call on Tuesday, July 24, at 9:00 a.m. CDT to discuss second quarter performance. To hear the conference call, visit the investor relations section of the company's Website at WWW.UNITEDSTATIONERS.COM at least 15 minutes before the call, and follow the instructions provided to ensure that the necessary audio application is downloaded and installed. This program is provided at no charge to the user. In addition, interested parties can access an archived version of the call, which also will be located on the investor relations section of United Stationers' Website, about two hours after the call's conclusion and for the following week.

FORWARD-LOOKING STATEMENTS

          With the exception of statements about historical matters, the information presented in this news release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not guarantees of future performance or events, and they involve a number of risks, uncertainties and assumptions. These include, but are not limited to, the company's ability to streamline its organization and operations, implement its cost-cutting initiatives, quickly reduce expenses associated with THE ORDER PEOPLE, operate in a highly competitive environment, rely on key management personnel, integrate acquisitions, anticipate changes in end-users' traditional demands for business products, rely on certain key suppliers and the fluctuations in their pricing and respond to economic conditions. A description of these and other factors that could affect the company's business are included in certain of United's filings with the Securities and Exchange Commission.

COMPANY OVERVIEW

          United Stationers Inc., with trailing 12 months sales of $4.0 billion, is North America's largest distributor of business products and a provider of marketing and logistics services to resellers. Its integrated computer-based distribution system makes more than 40,000 items available to 20,000 resellers. United is able to ship products within 24 hours of order placement because of its 38 United Stationers Supply Co. regional distribution centers, 25 Lagasse distribution centers that serve the janitorial and sanitation industry, six Azerty distribution centers that serve computer supply resellers, two distribution centers that serve the Canadian marketplace and a distribution center primarily serving clients of THE ORDER PEOPLE. Its focus on fulfillment excellence has given the company a 98% order fill rate, a 99.5% order accuracy rate, and a 99% on-time delivery rate. For more information, visit WWW.UNITEDSTATIONERS.COM.

          The company's common stock trades on the Nasdaq National Market System under the symbol USTR and is included in the S&P SmallCap 600 Index.

                                 -table follows-


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United Stationers Inc. Reports Second-Quarter
Results and Announces Preliminary Steps to
Further Leverage Capabilities and Reduce Expenses
Page three of four


                     UNITED STATIONERS INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)


                                                     For the Three Months Ended                    For the Six Months Ended
                                                              June 30,                                     June 30,
                                                --------------------------------------      -------------------------------------
                                                     2001                  2000                   2001                   2000
                                                -------------        ---------------        --------------         --------------
Net sales                                       $     978,886        $       944,023        $    2,038,728         $    1,938,906
Cost of goods sold                                    823,883                795,228             1,717,602              1,631,981
                                                -------------        ---------------        --------------         --------------

Gross profit                                          155,003                148,795               321,126                306,925

Operating expenses:
   Warehousing, marketing and
      administrative expenses                         112,751                102,429               232,493                210,155
                                                -------------        ---------------        --------------         --------------

Income from operations                                 42,252                 46,366                88,633                 96,770

Interest expense, net                                   6,398                  5,557                14,453                 12,971

Other expense, net                                       (366)                 2,735                 2,118                  5,381
                                                -------------        ---------------        --------------         --------------

Income before income taxes
   and extraordinary item                              36,220                 38,074                72,062                 78,418

Income taxes                                           14,379                 15,306                28,609                 31,726
                                                -------------        ---------------        --------------         --------------

Income before extraordinary item                       21,841                 22,768                43,453                 46,692

Extraordinary item - loss on early
   retirement of debt, net of tax
   benefit of $4,248                                        -                  6,476                     -                  6,476
                                                -------------        ---------------        --------------         --------------

Net income                                      $      21,841        $        16,292        $       43,453         $       40,216
                                                =============        ===============        ==============         ==============

Net income per common share -
   assuming dilution:
   Income before extraordinary item             $        0.65        $          0.65        $         1.28         $         1.34
   Extraordinary item                                       -                  (0.18)                    -                  (0.19)
                                                -------------        ---------------        --------------         --------------

   Net income per share                         $        0.65        $          0.47        $         1.28         $         1.15
                                                =============        ===============        ==============         ==============

   Average number of common
     shares (in thousands)                             33,698                 34,982                33,832                 34,881
                                                =============        ===============        ==============         ==============


                               - table continues -

United Stationers Inc. Reports Second-Quarter
Results and Announces Preliminary Steps to
Further Leverage Capabilities and Reduce Expenses
Page four of four


                     UNITED STATIONERS INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (dollars in thousands, except share data)
                                   (unaudited)


                                                                                                  June 30,
                                                                                    ------------------------------------
                                                                                         2001                   2000
                                                                                     ------------          -------------
ASSETS
  Current assets:
    Cash and cash equivalents                                                        $     19,602          $      27,673
    Accounts receivable, net                                                              311,719                300,428
    Inventories                                                                           594,454                559,610
    Other current assets                                                                   22,762                 20,497
                                                                                     ------------          -------------
           Total current assets                                                           948,537                908,208

  Property, plant and equipment, net                                                      199,564                171,991
  Goodwill, net                                                                           193,677                178,818
  Other                                                                                    22,644                 15,611
                                                                                     ------------           ------------
           Total assets                                                              $  1,364,422           $  1,274,628
                                                                                     ============           ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Accounts payable                                                                 $    337,407           $    325,228
    Accrued liabilities                                                                   118,638                124,285
    Current maturities of long-term debt                                                   44,386                 36,095
                                                                                     ------------           ------------
           Total current liabilities                                                      500,431                485,608

  Deferred income taxes                                                                    23,360                 29,531
  Long-term obligations                                                                   321,532                311,386
                                                                                     ------------           ------------
           Total liabilities                                                              845,323                826,525

  Stockholders' equity:
    Common stock, $0.10 par value; authorized - 100,000,000 shares, issued -
         37,213,207 shares in 2001 and 2000                                                 3,721                  3,721
    Additional paid-in capital                                                            301,830                301,663
    Treasury Stock, at cost - 3,896,568 shares in 2001 and 2,999,453
        shares in 2000                                                                    (70,339)               (45,758)
    Retained earnings                                                                     283,887                188,477
                                                                                     ------------           ------------
           Total stockholders' equity                                                     519,099                448,103
                                                                                     ------------           ------------
           Total liabilities and stockholders' equity                                $  1,364,422           $  1,274,628
                                                                                     ============           ============



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